UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

VPC IMPACT ACQUISITION HOLDINGS III, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(312) 701-1777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fourth of one redeemable warrant	VPCC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	VPCC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VPCC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On June 7, 2021, VPC Impact Acquisition Holdings III, Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, Bear Merger Company I Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“First Merger Sub”), Bear Merger Company II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”), and Dave Inc., a Delaware corporation (the “Company”), pursuant to which, among other things: (a) First Merger Sub will merge with and into the Company (the “First Merger”), with the Company being the surviving corporation of the First Merger (such company, in its capacity as the surviving corporation of the First Merger, the “Surviving Corporation”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving company of the Second Merger. The transactions contemplated by the Merger Agreement (the “Transactions”), including the Mergers, will constitute a “Business Combination” as contemplated by Parent’s existing amended and restated certificate of incorporation (the “Current Parent Charter”).

The Merger Agreement and the Transactions were unanimously approved by the Board of Directors of Parent (the “Board”) on June 1, 2021.

Recapitalization

Prior to the closing of the Mergers (the “Closing”), the Company will cause (collectively, the “Recapitalization”): (a) each share of the Company’s preferred stock that is issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) to automatically convert into a number of shares of the Company’s common stock, par value $0.00001 per share (the “Company Common Stock”), at their respective conversion ratio; (b) a dual-class Company common stock structure to be implemented consisting of (x) Class A common stock, par value $0.00001 per share (“Company Class A Common Stock”), with respect to which each holder thereof has one (1) vote per share on each matter subject to the vote of the Company Stockholders, and (y) Class V common stock, par value $0.00001 per share (the “Company Class V Common Stock” and together with the Company Class A Common Stock (including any vested shares of restricted Company Common stock), the “Company Stock”), with respect to which each holder thereof has ten (10) votes per share on each matter subject to the vote of the Company Stockholders; (c) each authorized share of the Company Common Stock to automatically convert, effective as of the Recapitalization, into a share of Company Class A Common Stock; and (d) immediately thereafter, each share of Company Class A Common Stock held by Jason Wilk, the Chief Executive Officer and Co-Founder of the Company (“Mr. Wilk”), as of immediately prior to the consummation of the Recapitalization to be exchanged or converted into one (1) share of Company Class V Common Stock.

The Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, the stockholders of the Company, including holders of restricted shares of the Company’s Common Stock (“Company Restricted Stock”) (such holders, collectively, the “Company Stockholders”) and holders of vested Company Options (as defined below), will receive aggregate merger consideration with an implied value of $3,500,000,000 (the “Equity Value”), consisting of a number of shares of Parent Common Stock (as defined and more fully described below), with each deemed to have a value of $10.00 per share, equal to the Equity Value divided by $10.00 (the “Aggregate Stock Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, (a) each share of Company Class A Common Stock held by the Company Stockholders will be cancelled and automatically converted into the right to receive a number of shares of newly issued Class A common stock of Parent, par value $0.0001 (“Parent Class A Common Stock”), equal to an exchange ratio (the “Per Share Company Stock Consideration”) determined by dividing the Aggregate Stock Consideration by the sum of (without duplication): (i) the aggregate number of shares of Company Stock outstanding as of immediately prior to the Effective Time and following the consummation of the Recapitalization (including all shares of Company Restricted Stock, whether vested or unvested); (ii) the aggregate number of shares of Company Stock that are issuable upon the exercise or settlement of all Company Options and Company Non-Plan Options (in each case, as defined below) that are unexpired, issued, outstanding and vested as of immediately prior to the Effective Time (assuming, for purposes of this calculation, that all such Company Options and Company Non-Plan Options are exercised on a net exercise basis based on the assumption, solely for purposes of this calculation, that the fair market value of each share underlying such Company Options or Company Non-Plan Options equals (x) the Per Share Company Stock Consideration multiplied by (y) ten dollars ($10.00)); and (iii) the aggregate number of shares of Company Stock that are issuable upon the exercise or settlement of all Company Warrants that are unexpired, issued, outstanding and vested as of immediately prior to the Effective Time (assuming, for purposes of this calculation, that all such Company Warrants are vested and exercised on a net exercise basis based on the assumption, solely for purposes of this calculation, that the fair market value of each share underlying such Company Warrants equals the (x) Per Share Company Stock Consideration multiplied by (y) ten dollars ($10.00)) (the “Company Stock Adjusted Fully Diluted Shares”) and (b) each share of Company Class V Common Stock held by the Company Stockholders will be cancelled and automatically converted into the right to receive a number of shares of newly authorized and issued Class V common stock of Parent, par value $0.0001 (“Parent Class V Common Stock” and together with the Parent Class A Common Stock, “Parent Common Stock”), equal to the Per Share Company Stock Consideration.

Each option to purchase shares of capital stock of the Company (“Company Option”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) (other than certain options to purchase shares of capital stock of the Company granted outside of the terms and conditions of the Company’s stock plans (“Company Non-Plan Options”)) will be automatically assumed by Parent and converted into an option to acquire an adjusted number of shares of Parent Class A Common Stock (pursuant to a ratio based on the Per Share Company Stock Consideration) (each such resulting option, a “Rollover Option”) at an adjusted exercise price per share and will continue to be governed by substantially the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option, except to the extent such terms or conditions are rendered inoperative by the Transactions or such other immaterial administrative or ministerial changes as the parties to the Merger Agreement may determine are appropriate to effectuate the administration of the Rollover Options. The shares of Company Common Stock issuable upon the exercise of Company Options that are outstanding, unexercised and unvested immediately prior to the Effective Time (such options, the “Unvested Company Options”) are not included in the calculation of the “Company Stock Adjusted Fully Diluted Shares” for purposes of the calculation of the Per Share Company Stock Consideration, and the shares of Parent Class A Common Stock issuable upon the exercise of Rollover Options representing at the Effective Time Unvested Company Options (such shares, “Unvested Rollover Option Shares”) are not considered a part of the Aggregate Stock Consideration. The Unvested Rollover Option Shares will reduce the shares of Parent Class A Common Stock initially available for issuance under the new equity incentive plan that Parent will adopt as of the Closing.

Each Company Non-Plan Option that is outstanding and unexercised immediately prior to the Effective Time will be automatically cancelled for no consideration.

Each award of the Company Restricted Stock that is outstanding and unvested immediately prior to the Effective Time will be automatically assumed by Parent and converted into an award of restricted stock with respect to an adjusted number of shares of Parent Class A Common Stock (pursuant to a ratio based on the Per Share Company Stock Consideration) (the “Rollover Restricted Stock”) and will continue to be governed by substantially the same terms and conditions (including vesting terms) as were applicable to the corresponding former Company Restricted Stock, except to the extent such terms or conditions are rendered inoperative by the Transactions or such other immaterial administrative or ministerial changes as the parties to the Merger Agreement may determine are appropriate to effectuate the administration of the Rollover Restricted Stock.

Each warrant to purchase shares of capital stock of the Company (“Company Warrants”) that is outstanding and unexercised immediately prior to the Effective Time will be automatically terminated in accordance with the terms of the applicable Company Warrant and be of no further force or effect as of the Effective Time.

High Vote Shares

Pursuant to the Merger Agreement, immediately prior to the Closing, the Current Parent Charter will be further amended and restated (the “Parent A&R Charter”) to, among other things, (a) establish a dual-class Parent Common Stock structure consisting of Parent Class A Common Stock and Parent Class V Common Stock, and (b) provide that each share of Parent Class A Common Stock will be entitled to one (1) vote per share and each share of Parent Class V Common Stock will be entitled to ten (10) votes per share (the “High Vote”). In connection with the Transactions, the shares of Parent Common Stock received as consideration by Mr. Wilk will be shares of Parent Class V Common Stock, and will entitle Mr. Wilk to the High Vote until such time as such shares of Parent Class V Common Stock are exchanged pursuant to the terms of the Parent A&R Charter for an equal number of shares of Parent Class A Common Stock (i) at the option of Mr. Wilk, (ii) upon a transfer to an unaffiliated third party, (iii) upon termination of Mr. Wilk’s employment with Parent, the Company or any of their subsidiaries for “Cause” (as defined in the Parent A&R Charter) or the resignation by Mr. Wilk other than for “Good Reason” (as defined in the Parent A&R Charter) and following such resignation Mr. Wilk no longer provides services in a capacity as an officer, employee or director of Parent, (iv) upon Mr. Wilk’s death or incapacity or (v) the date that the number of shares of capital stock of Parent, including any shares of capital stock of Parent underlying any securities (including restricted stock units, options, or other convertible instruments) convertible into or exchangeable or exercisable into shares of capital stock of Parent, held by Mr. Wilk and certain permitted transferees is less than 35% of the number of shares of Class V Common Stock held by Mr. Wilk and such permitted transferees at the Effective Time (whichever is earlier). Mr. Wilk’s shares of Parent Class V Common Stock will provide him with approximately 70% of the voting power of the Parent Common Stock outstanding immediately following the Effective Time (and prior to any repurchases of shares of Parent Class V Common Stock by Parent pursuant to the Repurchase (as defined and further discussed below)), assuming no redemptions by Parent’s Stockholders.

Representations and Warranties

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties contained in the Merger Agreement generally will not survive the Closing, other than in the event of actual fraud.

Covenants

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) subject to certain exceptions, the parties to carry on their respective businesses in the ordinary course consistent with past practice through the consummation of the Mergers, (b) Parent and the Company (x) being prohibited from soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and (y) ceasing discussions regarding alternative transactions, (c) Parent to prepare and file, with the assistance, cooperation and reasonable best efforts of the Company, with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) the shares of Parent Class A Common Stock to be issued to the Company Stockholders in connection with the Mergers, as well as the Rollover Restricted Stock (which Registration Statement will contain a proxy statement for the purpose of, among other things, soliciting proxies from the Parent Stockholders to vote in favor of adoption and approval of the Merger Agreement, the Transactions and certain other matters at a special meeting called therefor (the “Parent Stockholder Matters”), (d) the protection of, and access to, confidential information of the parties and (e) the parties to cooperate in obtaining necessary approvals from governmental agencies.

Conditions to Consummation of the Mergers

The consummation of the Transactions is subject to customary closing conditions for business combinations involving special purpose acquisition companies, including the following conditions to each party’s obligations, among others: (a) approval by the Parent Stockholders of the Parent Stockholder Matters (the “Parent Stockholder Approval”), (b) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (c) the approval of the listing of the shares of Parent Class A Common Stock to be issued in connection with the closing of the Transactions on the New York Stock Exchange or the Nasdaq Stock Market, LLC and the effectiveness of the Registration Statement.

The Company’s obligations to consummate the Transactions are subject to the following conditions: (i) the accuracy of certain representations and warranties of Parent in all material respects (or, in some cases, except for such failure to be accurate not having a material adverse effect on Parent), and the performance by Parent, First Merger Sub and Second Merger Sub with their respective agreements and covenants in the Merger Agreement in all material respects, (ii) the resignation of certain individuals from their positions and offices with Parent, (iii) the delivery of all other documents required to be delivered by Parent pursuant to the Merger Agreement, (iv) Parent making appropriate arrangements to have the trust account that holds the proceeds of Parent’s initial public offering (the “Trust Account”), less certain specified amounts, available for payment of the transaction costs of Parent and the Company and (v) Parent having at least $210,000,000 in available cash (x) in the Trust Account, after taking into account payments required to satisfy redemptions of Parent Class A Common Stock by Parent Stockholders (if any), (y) outside of the Trust Account, and (z) from the proceeds in connection with the Private Placement (and any alternative financing arranged by Parent and the Company, including in the event the Private Placement becomes unavailable) (calculated collectively and in each case, prior to the payment or reimbursement of any transaction costs of Parent or the Company or any amounts used to repay indebtedness of Parent or the Company) (such condition, the “Minimum Cash Condition”).

The obligations of Parent, First Merger Sub and Second Merger Sub to consummate the transactions contemplated by the Merger Agreement are subject to the following conditions, among others: (i) the accuracy of certain representations and warranties of the Company in all material respects (or, in some cases, except for such failure to be accurate not having a material adverse effect on the Company and its subsidiaries), the performance by the Company of its agreements and covenants in the Merger Agreement in all material respects, and no material adverse effect having occurred since the date of the Merger Agreement, (ii) approval of the Transactions by the Company Stockholders, (iii) the resignation of certain individuals from their positions and offices with the Company and its subsidiaries, (iv) the delivery of all other documents required to be delivered by the Company pursuant to the Merger Agreement, and (v) the Recapitalization having been consummated in accordance with applicable law and the relevant governing documents of the Company.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including (a) by mutual written consent of Parent and the Company, (b) by either Parent or the Company, if the consummation of the Mergers has not occurred on or prior to January 31, 2022 (the “Outside Date”), (c) by either Parent or the Company if a governmental entity has issued a final and non-appealable order or has taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Mergers, (d) by either Parent or the Company upon a breach of any representations, warranties, covenants or other agreements set forth in the Merger Agreement by the other party if such breach gives rise to a failure of a closing condition and cannot or has not been cured within the earlier of (x) 30 days after the delivery of written notice by the non-breaching party and (y) the Outside Date, (e) by either Parent or the Company if Parent Stockholder Approval is not obtained, (f) by Parent at any time prior to the Company obtaining the requisite approval of the Company Stockholders if the board of directors of the Company shall have made a change in recommendation regarding the Transactions to the Company Stockholders, (g) by the Company at any time prior to Parent obtaining the Parent Stockholder Approval if the Board of Parent shall have made a change in recommendation regarding the Transactions to the Parent Stockholders, (h) by Parent if any Supporting Party (as defined below) fails to deliver a written consent, collectively constituting the requisite approval of the Company Stockholders, within two (2) business days of the Registration Statement becoming effective, (i) by Parent if the Company has not provided, or caused to be provided, to Parent fully executed Support Agreements (as defined below), duly executed by each Supporting Party, within twenty-four (24) hours following the execution of the Merger Agreement, or (j) by the Company, if (i) the Minimum Cash Condition becomes incapable of being satisfied at the Closing and (ii) a period of thirty (30) business days has elapsed since the Minimum Cash Condition became incapable of being satisfied and, at the end of such period, the Minimum Cash Condition remains incapable of being satisfied at the Closing (after giving effect to any alternative financing arranged by Parent and the Company with respect to the Mergers).

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto.

Certain Related Agreements

Subscription Agreements

On June 7, 2021, concurrently with the execution of the Merger Agreement, Parent entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors have agreed to purchase an aggregate of 21,000,000 shares of Parent Class A Common Stock in a private placement for $10.00 per share (the “Private Placement”). The proceeds from the Private Placement will be partially used to fund the Repurchase and for general working capital purposes following the Closing.

Each Subscription Agreement will terminate upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the mutual written agreement of the parties to such Subscription Agreement, and (c) February 3, 2022, if the Closing has not occurred by such date. As of the date hereof, the shares of Parent Class A Common Stock to be issued in connection with the Subscription Agreements have not been registered under the Securities Act. Parent will, within 30 calendar days after the consummation of the Transactions, file with the SEC a registration statement registering the resale of such shares of Parent Class A Common Stock and will use its commercially reasonable efforts to have such registration statement declared effective no later than the earlier of (i) the 60th calendar day following the date of Closing (or the 90th calendar day following the date of Closing if the such registration statement is reviewed by, and Parent receives comments from, the SEC) and (ii) the 10th business day after the date Parent is notified in writing by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. A copy of the Subscription Agreement, in substantially the same form as entered into with such PIPE Investors, is attached hereto as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Private Placement is qualified in its entirety by reference thereto.

Support Agreements

Concurrently with the execution of the Merger Agreement, Company Stockholders (including Mr. Wilk) collectively holding sufficient number, type and classes of Company Interests to obtain the requisite approval of the Company Stockholders (each such Company Stockholder, a “Supporting Party”) entered into support agreements with Parent (each, a “Support Agreement”), pursuant to which, among other things, each Supporting Party agreed to (i) vote their Company interests in favor of the Transactions, including by agreeing to execute a written consent constituting the requisite approval of the Company Stockholders within two (2) business days of the Registration Statement becoming effective, and (ii) not transfer their Company interests. The Support Agreements will terminate upon the earlier to occur of: (i) the Effective Time of the Mergers, (ii) the date of the termination of the Merger Agreement in accordance with its terms, and (iii) the time of a mutual written agreement of Parent and such Supporting Party terminating such Support Agreement. The form of Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the foregoing description of the Support Agreements is qualified in its entirety by reference thereto, and the foregoing description of the Support Agreements and the transactions contemplated thereby is qualified in its entirety by reference thereto.

Founder Holder Agreement

Concurrently with the execution of the Merger Agreement, Parent, the Company, VPC Impact Acquisition Holdings Sponsor III, LLC, Parent’s sponsor (“Sponsor”), Parent’s independent directors (the “Parent Independent Directors” and together with Sponsor, the “Founder Holders”) and the other directors and officers of Parent (together with the Founder Holders, the “Insiders”), entered into a letter agreement (the “Founder Holder Agreement”), pursuant to which, among other things, the Founder Holders agreed to: (a) waive certain anti-dilution rights set forth in Section

4.3(b)(ii) of the Current Parent Charter; (b) surrender to Parent, on a pro rata basis, immediately prior to the consummation of the Mergers and for no consideration, up to 951,622 shares of Parent’s Class B common stock, par value $0.0001 per share (“Parent Class B Common Stock”), in the event that the number of shares of Parent Class A Common Stock equal to (x) the shares of Parent Class A Common Stock held by the Parent Stockholders (other than the Founder Holders) that are redeemed in connection with the Transactions minus (y) the shares of Parent Class A Common Stock purchased by Sponsor or one or more of its affiliates or certain related parties prior to the Closing in connection with an alternative financing permitted by the Merger Agreement (which purchases (if any) shall be made at $10.00 per share and on terms substantially the same as the terms of the Subscription Agreements), represents greater than 20% of the shares of Parent Class A Common Stock held by the Parent Stockholders as of the date of the Merger Agreement; (c) subject to potential forfeiture, on a pro rata basis, 1,586,037 shares of Parent Class A Common Stock (the “Founder Holder Earnout Shares”) in accordance with the terms of the Merger Agreement, such that 100% of the Founder Holder Earnout Shares will be forfeited in the event that the Parent Class A Common Stock does not achieve a trading price of at least $12.50 per share, and 40% of Sponsor Earnout Shares will be forfeited in the event that the Parent Class A Common Stock does not achieve a trading price of at least $15.00 per share (in each case, as such trading prices may be adjusted for any dividend, subdivision, stock split or similar event, and as determined by reference to the volume-weighted average price achieved for at least 20 trading days within any 30 consecutive trading days) prior to the fifth (5th) anniversary of the Closing (and provided that, in connection with any change of control of Parent prior to such fifth (5th) anniversary, such Founder Holder Earnout Shares shall become no longer subject to forfeiture based upon the value received by holders of Parent Class A Common Stock being at least equal to such trading prices in connection with such change of control); (d) vote their Parent interests in favor of the Transactions, including agreeing to vote in favor of the adoption of the Merger Agreement at the Special Meeting (as defined below); and (e) not to transfer any shares of Parent Class A Common Stock until the Closing, other than to an affiliate. The Founder Holder Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference, and the foregoing description of the Founder Holder Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto.

Investor Rights Agreement

At the consummation of the Mergers, Parent, the Founder Holders and certain Company Stockholders, in each case who will receive Parent Class A Common Stock or Parent Class V Common Stock pursuant to the Merger Agreement and the transactions contemplated thereby, will enter into an investor rights agreement (the “Investor Rights Agreement”) in respect of the shares of Parent Common Stock held by the Founder Holders and such Company Stockholders following the Closing. Pursuant to such agreement, among other things, such holders and their permitted transferees will be entitled to certain customary registration rights, including, among other things, demand, shelf and piggy-back rights, subject to cut-back provisions. Pursuant to the Investor Rights Agreement, the Founder Holders and such Company Stockholders will agree not to sell, transfer, pledge or otherwise dispose of shares of Parent Class A Common Stock, shares of Parent Class V Common Stock or other securities exercisable therefor (as applicable), other than in connection with certain permitted transfers specified in the Investor Rights Agreement, for (i) in respect of the Company Stockholders, six (6) months following the Closing (the “Company Stockholders Lock-Up”) or (ii) in respect of the Founder Holders, the earlier of (x) twelve 12 months following the Closing, (y) the date the Parent Class A Common Stock achieves a trading price of at least $12.00 (as such trading price may be adjusted for any dividend, subdivision, stock split or similar event, and as determined by reference to the volume-weighted average price achieved for at least 20 trading days within any 30 consecutive trading days) for any thirty (30)-trading day period commencing on or after on or after the 150-day anniversary of the Closing, and (z) the date on which Parent completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction resulting in all of the Parent Stockholders having the right to exchange their shares of Parent Common Stock for cash, securities or other property (the “Founder Holders Lock-Up”).

Repurchase Agreement

Concurrently with the execution of the Merger Agreement, Parent, the Company, Mr. Wilk and Kyle Beilman, the Chief Financial Officer of the Company (“Mr. Beilman” and together with Mr. Wilk, the “Selling Holders”), entered into a repurchase agreement (the “Repurchase Agreement”) pursuant to which, among other things, Parent has agreed to repurchase a certain number of shares of Parent Common Stock from the Selling Holders (including shares of Parent Class V Common Stock issued to Mr. Wilk in connection with the Transactions), at a purchase price of $10.00 per share, on the business day immediately following the effective time of the Second Merger (the “Repurchase”). The Repurchase is contingent on the amount of Parent Cash being in excess of $300 million. If Parent Cash exceeds $300 million, the number of shares of Parent Common Stock subject to the Repurchase will be equal to the amount by which Parent Cash exceed $300 million (the “Aggregate Repurchase Price”), divided by $10.00 (provided that in no event will the Aggregate Repurchase Price exceed $60 million). 80% of the number of shares of Parent Common Stock subject to the Repurchase will be allocated to Mr. Wilk, with Mr. Beilman allocated the remaining 20%. The Repurchase Agreement is attached as Exhibit 10.4 hereto and is incorporated herein by reference, and the foregoing description of the Repurchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference thereto.

Parent A&R Charter and Parent A&R Bylaws

As discussed above, pursuant to the Merger Agreement, immediately prior to the Closing, the Parent will file the Parent A&R Charter with the Secretary of State of the State of Delaware, which will amend and restate the Current Parent Charter, to, among other things, (a) establish a dual-class Parent Common Stock structure consisting of Parent Class A Common Stock and Parent Class V Common Stock, and (b) provide that each share of Parent Class A Common Stock will be entitled to one (1) vote per share and each share of Parent Class V Common Stock will be entitled to ten (10) votes per share. Pursuant to the Parent A&R Charter, the shares of Parent Class V Common Stock will be automatically exchanged for an equal number of shares of Parent Class A Common Stock upon the earliest to occur of (i) the receipt by Parent of a written request for such conversion from the holders of not less than a majority of the Parent Class V Common Stock then outstanding, or (ii) a transfer of such shares of Parent Class V Common Stock to an unaffiliated third party. In addition to the foregoing, the shares of Parent Class V Common Stock held directly or indirectly by, or in the case of a trust for the benefit of, Mr. Wilk, will be automatically exchanged for an equal number of shares of Parent Class A Common Stock upon the earlier to occur of (x) the termination of Mr. Wilk’s employment with Parent, the Company or any of their subsidiaries for “Cause” (as defined in the Parent A&R Charter), or the resignation by Mr. Wilk other than for certain reasons constituting “Good Reason” (as defined in the Parent A&R Charter), (y) upon Mr. Wilk’s death or incapacity or (z) the date that the number of shares of capital stock of Parent, including any shares of capital stock of Parent underlying any securities (including restricted stock units, options, or other convertible instruments) convertible into or exchangeable or exercisable into shares of capital stock of Parent, held by Mr. Wilk and certain permitted transferees is less than 35% of the number of shares of Class V Common Stock held by Mr. Wilk and such permitted transferees at the Effective Time.

In addition to the Parent A&R Charter, pursuant to the Merger Agreement, immediately prior to the Closing, the amended and restated bylaws of Parent will be further amended and restated (the “Parent A&R Bylaws”), to, among other things, include a restriction on the sale, transfer, pledge or other disposition by the Company Stockholders of shares of Parent Common Stock received by such Company Stockholders in connection with the Transactions for six (6) months following the Closing, other than in connection with certain permitted transfers specified therein. The terms and provisions of such restrictions in the Parent A&R Bylaws will be materially identical to the terms and provision of the Company Stockholders Lock-Up in the Investor Rights Agreement.

The foregoing descriptions of the Merger Agreement, the Subscription Agreements, the Support Agreements, the Founder Holder Agreement, the Investor Rights Agreement, the Repurchase Agreement, the Parent A&R Charter and the Parent A&R Bylaws (collectively, the “Transaction Agreements”), and the transactions contemplated thereby, including the Mergers, do not purport to be complete and are subject to and qualified in their entirety by reference to the Transaction Agreements, copies of which are filed with this Current Report on Form 8-K, and the terms of which are incorporated by reference herein. The Transaction Agreements and the documents related thereto contain representations, warranties and covenants that the respective parties made to each other as of the date of such agreements or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Transaction Agreements and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Transaction Agreements. The Transaction Agreements have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about Parent or any other party to the applicable Transaction Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement and the documents related thereto, which were made only for purposes of the such Merger Agreement or document related thereto and as of specific dates, were solely for the benefit of the respective parties to thereto, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Parent’s investors and security holders. Except as expressly stated therein, Parent’s and the Company’s investors and security holders are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Transaction Agreements. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) with respect to the issuance of Parent Common Stock pursuant to the Subscription Agreements is incorporated by reference into this Item 3.02. The shares of Parent Class A Common Stock to be issued in connection with the Private Placement in connection with the Closing will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On June 7, 2021, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing. information contained on the websites of Parent, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated May 2021 that will be used by Parent in meetings with certain of its stockholders as well as other persons with respect to the transactions contemplated by the Merger Agreement.

A conference call by management of Parent and the Company (the “Conference Call”) can be accessed via the following link: https://event.on24.com/wcc/r/3213523/CA426FA5CE759ABBC681D9DC13777C26. A copy of the script for the Conference Call is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Parent under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Forward-Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about the expected timing of the completion of this transaction, information concerning Parent’s, the Company’s or the combined company’s possible or assumed future results of operations, business strategies, the expected development, capabilities, market sizes, future opportunities, potential revenue from customer contracts, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Parent’s or the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Parent’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Parent or the Company is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the ability of customers to cancel contracts for convenience; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; level of product service or product or launch failures that could lead customers to use competitors’ services; developments and changes in laws and regulations, including increased regulation of the Company’s industry; the impact of significant investigative, regulatory or legal proceedings; the amount of redemption requests made by Parent’s public stockholders; the ability of Parent or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of the ongoing COVID-19 pandemic; and other risks and uncertainties described in Parent’s final prospectus dated March 4, 2021 related to its initial public offering and indicated from time to time in the definitive proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Parent. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither Parent nor the Company undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Parent’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the Transactions, Parent intends to file with the SEC a Registration Statement that will include a proxy statement of Parent and a prospectus of Parent, and each party will file other documents with the SEC regarding the Transactions, as necessary. A definitive proxy statement/prospectus and other relevant documents will be sent to the stockholders of Parent and the Company, seeking any required stockholder approval. PARENT’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH PARENT’S SOLICITATION OF PROXIES FOR PARENT’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS (THE “SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. When available, the definitive proxy statement/prospectus will be mailed to Parent’s stockholders as of a record date to be established for voting on the Transactions and the other matters to be voted upon at the Special Meeting. Parent’s stockholders will also be able to obtain copies of the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions, without charge, once available, at the SEC’s website at www.sec.gov or from Parent upon written request to Parent by emailing vih3info@victoryparkcapital.com or by directing a request to Parent’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Parent’s stockholders in connection with the Transactions. PARENT’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF PARENT IN ITS REGISTRATION STATEMENT ON FORM S-1, INCLUDING AMENDMENTS THERETO, AND OTHER REPORTS WHICH ARE FILED WITH THE SEC. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PARENT’S STOCKHOLDERS IN CONNECTION WITH THE TRANSACTIONS AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE TRANSACTIONS WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transactions will be included in the Registration Statement that Parent intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 7, 2021, by and among VPC Impact Acquisition Holdings III, Inc., Bear Merger Company I Inc., Bear Merger Company II LLC, and Dave Inc.

10.1	Form of Subscription Agreement.

10.2	Form of Support Agreement.

10.3	Founder Holder Agreement, dated as of June 7, 2021, by and among VPC Impact Acquisition Holdings III, Inc., its executive officers, its directors, VPC Impact Acquisition Holdings Sponsor III, LLC, and Dave Inc.

10.4	Repurchase Agreement, dated as June 7, 2021, by and among VPC Impact Acquisition Holdings III, Inc., Dave Inc., Jason Wilk and Kyle Beilman.

99.1	Joint Press Release, dated as of June 7, 2021.

99.2	Investor Presentation.

99.3	Script for June 7, 2021 Conference Call

*

The schedules and similar attachments to this Exhibit have been omitted in accordance with Item 601(a)(5) Regulation S-K. Parent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VPC Impact Acquisition Holdings III, Inc.

By:	/s/ Gordon Watson
Name: Gordon Watson
Title: Chief Executive Officer

June 7, 2021